MOUNT YALE OPPORTUNITY FUND, LLC

SUPPLEMENT DATED FEBRUARY 10, 2006,
TO THE PROSPECTUS DATED JUNE 21, 2005,
AS SUPPLEMENTED ON JULY 20, 2005

Investment Sub-Advisor

At a meeting held on December 1, 2005, the Members of Mount Yale Opportunity Fund, LLC (the “Fund”) approved the appointment by Mount Yale Asset Management, LLC (the “Adviser”) of thinkorswim Advisors, Inc. (“TOS”) as an investment sub-adviser to the Fund. The members also approved the Investment Sub-advisory Agreement between TOS and the Adviser. Under the Investment Sub-advisory Agreement, TOS manages certain assets of the Fund, subject to the general supervision of the Adviser and the Board, and in accordance with the investment objectives, policies, and restrictions of the Fund.

The Advisor was able to secure an agreement with TOS to manage a portion of the Fund’s portfolio as a Separately Management Account (“SMA”). This structure gives the Fund considerably more control over its investment compared to a limited partnership structure which the Advisor expects will be more typical of the other investments the Fund makes.

TOS is the asset management arm of thinkorswim Group,Inc., a Chicago-based investment services company founded in 1993. TOS is located at 3304 N. Lincoln Ave., Chicago, Illinois 60657. Tom Sosnoff and Kevin Siemiawksi are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Sosnoff is Chief Strategist and Co-Founder of TOS and has extensive options experience, having been a trader on the floor of the Chicago Board Options Exchange (the “CBOE”). For the past five years, in addition to his duties as co-founder of thinkorswim Group,Inc., Mr. Sosnoff has been responsible for the strategic decisions of all option-related programs managed by TOS. He has been at TOS since its inception in 2003. Mr. Sosnoff holds a B.A. in Political Science from the University of New York at Albany. Mr. Simiawski is Head Trader for the SMA. He is primarily responsible for the equity selection and rebalancing of the equity positions within the portfolio. Mr. Siemiawski has extensive equity and option experience, having been a market maker on the CBOE. He has been with TOS since its inception.

The sub-advisory agreement may be terminated by the Board, the majority of the outstanding Units of the Fund, the Adviser or TOS, without penalty by giving 60 days written notice to the other parties to the agreement. The agreement terminates automatically if it is “assigned,” as defined by the 1940 Act.

Custodian (supersedes language on Prospectus page 30)

On February 10, 2006, the Fund’s Board of Managers approved the appointment of U.S. Bank National Association (“US Bank” or the “Custodian”) as the custodian of the Fund’s assets. US Bank succeeds UMB Bank, n.a., which previously served as the Fund’s custodian. Under the terms of the Custody Agreement between the Fund and US Bank, US Bank may maintain custody of such assets with domestic and foreign sub-custodians (which may be any branch of a “U.S. bank” or any “eligible foreign custodian” as these terms are defined in Rule 17f-5 under the 1940 Act), approved by the Board in accordance with all applicable requirements of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a sub-custodian in a securities depository or book-entry system. The Custodian’s principal business address is 800 Nicollet Mall, Minneapolis, Minnesota 55402.

Administrator (supersedes language on Prospectus pages 5 and 29)

February 10, 2006, the Fund’s Board of Managers approved the appointment of U.S. Bancorp Fund Services, LLC (the “Administrator”) to provide various accounting, transfer agency and other administrative services to the Fund. The Administrator succeeds UMB Fund Services, Inc., which previously provided such services to the Fund. Pursuant to the terms of an Administration Servicing Agreement, the Administrator provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services; various clerical services; assisting the Adviser in monitoring compliance with relevant rules, laws, and Fund policies; reviewing and, subject to the approval of the Fund, accepting subscriptions for Units and accepting payment therefore; and accounting for the issuance and transfer of Units. The Fund pays the Administrator a minimum monthly fee in the amount of $4,666.67 and, additionally, reimburses the Administrator for certain out-of-pocket expenses incurred by the Administrator in the performance of its duties to the Fund.

MOUNT YALE OPPORTUNITY FUND, LLC

SUPPLEMENT DATED FEBRUARY 10, 2006 TO THE STATEMENT
OF ADDITIONAL INFORMATION DATED JUNE 21, 2005,
AS SUPPLEMENTED ON JULY 20, 2005

Investment Sub-Advisory Services

The Subadviser. At a meeting held on December 1, 2005, the Members of Mount Yale Opportunity Fund, LLC (the “Fund”) approved the appointment by Mount Yale Asset Management, LLC (the “Adviser”) of thinkorswim Advisors, Inc. (“TOS”) as an investment sub-adviser to the Fund. The members also approved the Investment Sub-advisory Agreement between TOS and the Adviser. Under the Investment Sub-advisory Agreement, TOS manages certain assets of the Fund, subject to the general supervision of the Adviser and the Board, and in accordance with the investment objectives, policies, and restrictions of the Fund.

TOS is located at 3304 N. Lincoln Ave., Chicago, Illinois 60657. TOS is controlled by Tom Sosnoff, its President, and Scott Sheridan, its Executive Vice President.

TOS serves as an investment subadviser to one other SEC-registered company, and TOS may serve in the future as a subadviser of other registered and/or private investment companies with similar investment programs. TOS has 215 Separately Managed Accounts totaling over $123 million in assets under management.

The Sub-advisory Agreement. The sub-advisory agreement provides that TOS will manage all or a portion of the Fund’s investment portfolio and make and execute investment decisions for the Fund, subject to the supervision of the Board of Managers and the Adviser and within the framework of the investment objectives and the investment policies and restrictions of the Fund, with respect to such portion of the portfolio. The Adviser may require TOS to have all its investment decisions relating to the Fund reviewed, approved or ratified by the Adviser.

TOS is prohibited from purchasing or selling securities for the Fund in transactions in which TOS or an affiliate of TOS is acting as a broker or dealer. However, TOS may purchase or sell securities for the Fund in which an affiliate of TOS is acting as a broker or dealer if the Adviser consents in advance and the brokerage transactions comply with the 1940 Act, the Fund’s Registration Statement and other applicable laws and regulations. TOS is required to use its best judgment and effort in providing services to the Fund under this Agreement, and all allocation of portfolio transactions for the Fund will be subject to the Board’s policies and supervision, as well as any brokerage policy set forth in the Fund’s effective Registration Statement, provided that the Registration Statement has been given to TOS.

For services provided and expenses incurred pursuant to its sub-advisory agreement, TOS is entitled to receive a fee from the Adviser equal to .25% of the average net assets under management up to $24,999,999; .23% of the average net assets under management from $25,000,000 to $49,999,999; and .20% of the average net assets under management from $50,000,000 and over. TOS must pay all its own expenses for office space, personnel and facilities that are incurred while performing its duties under this agreement.

TOS will not be liable for any act or omission or any loss the Fund sustains, unless the loss is a result of TOS’s willful misfeasance, bad faith or negligence in the performance of its duties under the agreement or TOS’s reckless disregard of its obligations under the agreement. TOS will indemnify the Adviser and the Fund from any loss, liability, judgment, cost or penalty the Fund or the Adviser may suffer that arises out of or is in connection with any material breach of the agreement by TOS. The Adviser will indemnify TOS with respect to any loss, liability, judgment, cost or penalty resulting from TOS’s willful misfeasance, bad faith or negligence in the performance of its duties under the agreement or TOS’s reckless disregard of its obligations under the Agreement.

All information and advices provided by any party under the agreement to an other party under the agreement will be treated as confidential, unless the information or advice is generally known, otherwise publicly available or required to be disclosed by law.

Custodian (supersedes language on SAI page 17)

On February 10, 2006, the Fund’s Board of Managers approved the appointment of U.S. Bank National Association (“US Bank” or the “Custodian”) as the custodian of the Fund’s assets. US Bank succeeds UMB Bank, n.a., which previously served as the Fund’s custodian. Under the terms of the Custody Agreement between the Fund and US Bank, US Bank may maintain custody of such assets with domestic and foreign sub-custodians (which may be any branch of a “U.S. bank” or any “eligible foreign custodian” as these terms are defined in Rule 17f-5 under the 1940 Act), approved by the Board in accordance with all applicable requirements of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a sub-custodian in a securities depository or book-entry system. The Custodian’s principal business address is 800 Nicollet Mall, Minneapolis, Minnesota 55402.

Administrator (supersedes language on SAI page 17)

February 10, 2006, the Fund’s Board of Managers approved the appointment of U.S. Bancorp Fund Services, LLC (the “Administrator”) to provide various accounting, transfer agency and other administrative services to the Fund. The Administrator succeeds UMB Fund Services, Inc., which previously provided such services to the Fund. Pursuant to the terms of an Administration Servicing Agreement, the Administrator provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services; various clerical services; assisting the Adviser in monitoring compliance with relevant rules, laws, and Fund policies; reviewing and, subject to the approval of the Fund, accepting subscriptions for Units and accepting payment therefore; and accounting for the issuance and transfer of Units.